UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) March 21, 2007
                                                          --------------




                                Neurologix, Inc.
                                ----------------
               (Exact Name of Registrant as Specified in Charter)

                        Commission File Number: 000-13347
                                                ---------

            Delaware                                    06-1582875
            --------                                    ----------
(State or other Jurisdiction of             (I.R.S. Employer Identification No.)
         Incorporation)

                  One Bridge Plaza, Fort Lee, New Jersey 07024
                  --------------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (201) 592-6451
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.      Regulation F-D Disclosure

         On March 21, 2007, Neurologix, Inc. issued a press release announcing that John E. Mordock, its President and Chief Executive Officer, will make a presentation at the Wall Street Reporter's Small-Cap Discovery Conference to be held March 22, 2007, in New York, New York. The press release is attached hereto as Exhibit 99.1.

         The information, including the exhibit attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01. Financial Statements and Exhibits.

         (d)    Exhibits

         99.1   Press release issued on March 21, 2007

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 21, 2007



                          NEUROLOGIX, INC.

                          By:  /s/  Marc L. Panoff
                               ----------------------------------
                               Marc L. Panoff
                               Chief Financial Officer, Secretary and Treasurer